Exhibit 10.1

NANOFLEX POWER CORPORATION
NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (the “Agreement”), dated as of October 11, 2017, is entered into by and between NanoFlex Power Corporation., a corporation organized under the laws of the state of Florida (the “Company”), and Ronald B. Foster (the “Holder”).

WHEREAS, the Holder is the holder of the following unsecured non-convertible promissory notes (the “Notes” and each a “Note”) of the Company, which Notes were issued in exchange for loans (the “Loans”) that the Holder made to the Company for emergency capital and the terms of Notes 1 through 5, as defined below, were amended pursuant to a letter agreement entered into between the Holder and the Company on July 17, 2017 (the “Letter Agreement”), a copy of which is attached hereto as Exhibit A, and each of the Notes currently have the details as set forth herein and copies of the Notes are attached here as Exhibit B:

Column 1	Column 2	Column 3	Column 4	Column 5
	Original Note Amount	Amended Note Amount as of Amended Maturity Date for all notes other than Note 6 and Current Amount for Note 6	Note Issuance Date

Amended Maturity Date as of 7/17/17 for Notes 1 through 5, and original maturity date for Note 2 and Note 5 each shall be referred to herein as a “Triggering Maturity Date” and together the “Triggering Maturity Dates”

“Note 1”	$380,000	$399,000	1/27/17	9/27/17
“Note 2”	$120,000	$126,000	3/7/17	11/7/17
“Note 3”	$300,000	$382,844.46	11/21/2016	9/21/17
“Note 4”	$200,000	$210,000	12/27/2016	8/27/17
“Note 5”	$100,000	$105,000	4/4/17	12/4/17
“Note 6”	$200,000	$230,000 (includes one-time interest amount of $30,000)	8/10/17	9/10/17

Note Conversion Agreement - Page 1

WHEREAS, Note 1, Note 3, Note 4 and Note 6 have matured and have passed the ar such notes as agreed to between the Holder and the Company in the Letter Agreement, and the aggregate interest amount of Note 1, Note 3, Note 4 and Note 6 from their respective maturity dates through the date of this agreement is equal to $43,594.63 (the “Accrued Interest Amount”).

NOW THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

ARTICLE 1

Conversion

Section 1.1 Note Conversion. The Holder and the Company hereby agree that each of Note 1, Note 3, Note 4 and Note 6 shall convert as of the date hereof into the convertible promissory note, in the form attached here to as Exhibit C, (the “Conversion Note”), in the principal amount, set forth for each such Note in Column 3 of the above table, with such amount representing the total amount due under Note 1, Note 3 and Note 4 on their amended maturity dates and the amount due under Note 6 on the original maturity date of Note 6, totaling $1,221,844.46 and the Accrued Interest Amount set forth above, for a total original principal amount under the Conversion Note of $1,265,439.09 (the “Original Conversion Note Amount”). Further, the Holder and the Company hereby agree that each Note 2 and Note 5 shall convert automatically on the Triggering Maturity Date of each such Note, as such term is defined in Column 5 of the above table, into the Conversion Note in the principal amount, set forth for each Note in Column 3 of the above table, with such amount representing the total amount due under Note 2 and Note 5 on their amended maturity dates (each a “Rollover Amount” and together the “Rollover Amounts”). The Conversion Note shall have a one (1) year term (the “Maturity Date”) and accrue interest of 10% every four (4) months that such note is outstanding, and shall be paid to the Holder in cash on or prior to the Maturity Date. The Holder shall have the right from time to time after the issuance of the Conversion Note, and at any time up to the Maturity Date of the Conversion Note, to convert (the “Optional Conversion”) all or any portion of the outstanding and unpaid principal and interest of the Conversion Note, at a 15% discount, into an investment in the Company’s current offering of convertible promissory notes and warrants to purchase shares of its common stock.

Section 1.2 Mechanics of Conversion. Upon the date hereof, the Conversion Note shall be issued in the principal amount of the Original Conversion Note Amount and upon the Triggering Maturity Date of each of the Note 2 and Note 5, the Company shall cause the Rollover Amount of each of such Notes to be added to the total amount of the Conversion Note as it stands at the time of conversion and be recorded as such in its books without any further actions necessary on the part of the Holder.

Note Conversion Agreement - Page 2

Section 1.3 Effect of Conversion. Upon conversion of each of the Notes, the Notes shall be terminated and the Company’s obligations under the Notes shall be deemed satisfied in full.

ARTICLE 2

Warrant

Section 2.1 Warrant. In consideration of the Holder agreeing to enter into this Agreement and agreeing to convert the Notes into the Conversion Note, the Company has agreed to issue the Holder a warrant to purchase 1,000,000 shares of the Company’s common stock (the “Warrant”), in the form attached hereto as Exhibit D.

ARTICLE 3

Acknowledgements, Representations, Warranties and Covenants of the Holder

Section 3.1 Authority. The Holder hereby represents and warrants to the Company that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Holder.

Section 3.2 Information on Holder. The Holder is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act, of 1933, as amended, the “Securities Act” is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the acquisition of the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof, which represents a speculative investment. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended. Holder understands that the Company is relying on its representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

Section 3.3 Acquisition of Securities. The Holder will acquire the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof, for his own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such securities.

Note Conversion Agreement - Page 3

Section 3.4 Compliance with Securities Act. Holder understands and agrees that the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof, are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. Holder understands that it is not anticipated that there will not be any market for the resale of the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof.

Section 3.5 Legend. The Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

Section 3.6 Receipt of Information. Holder believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof, and specifically the Holder has read, reviewed and understand all of the Company’s filings and financial statements included therein with the SEC and the risk factors included in the Company’s filings in its most recent annual report on Form 10-K filed with the SEC on March 15, 2017 and its Form S-1 filed with the SEC on November 11, 2016, and has had the opportunity to ask questions of management and to receive answers to any such questions. In evaluating the suitability of an investment in the Company’s securities, the Holder has not relied upon any representation or information (oral or written) with respect to the purchase of the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof, other than as stated in this Agreement. No oral or written representations have been made, and no oral or written information has been furnished, to the Holder or his advisors, if any, in connection with the sale and purchase of the Conversion Note, the Warrant and any securities issuable upon conversion or exercise thereof. Holder is not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Section 3.7 Representations Made. The Holder further represents that all representations made by the Holder pursuant to the acquisition and this Agreement will be true and correct as of the date hereof.

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ARTICLE 4

Representations and Warranties of the Company

Section 4.1 Authority. The Company hereby represents and warrants to the Holder that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the Company’s organizational or governing documents.

Section 4.2 Representations Made. The Company further represents that all representations made by the Company pursuant to the acquisition and this Agreement will be true and correct as of the date hereof.

ARTICLE 5

Miscellaneous

Section 5.1 Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

Section 5.2 Counterparts. This Agreement may be executed in one or more counterparts, and on telecopied or other electronically transmitted counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

Section 5.3 Entire Agreement. This Agreement, and all other instruments, documents, and agreements executed and delivered in connection herewith and therewith embody the final, entire agreement between the Company and the Holder and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating hereto or thereto, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties. There are no unwritten oral agreements among the parties.

[Remainder of page intentionally blank. Signature page follows.]

Note Conversion Agreement - Page 5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts as of the date specified in the preamble hereof.

NanoFlex Power Corporation,
a Florida Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

Address:	17207 N. Perimeter Dr., Suite 210,
Scottsdale, AZ 85255

Ronald B. Foster

By:	/s/ Ronald B. Foster

Address:	232 Lake Marina Avenues, Unit 10C, New Orleans, LA 70124

[Signature Page to Note Conversion Agreement]

EXHIBIT A

Letter Agreement Dated July 17, 2017

July 17, 2017

Via Email

Ronald B. Foster

232 Lake Marina Avenues, Unit IOC,

New Orleans, LA 70124

RE: NanoFlex Power Corporation

Dear Mr. Foster

This letter agreement (the “Letter Agreement”) is dated as of the date first set forth above (the “Effective Date”). You are the holder of the following of NanoFlex Power Corporation (the “Company”) non-convertible promissory notes (together the “Notes” and each note is titled as set forth in the table below) with the details as set forth herein and copies of which are attached here as Exhibit A:

	Note Amount	Note Issuance Date	Original Maturity Date	Original Interest Amount
“Note l”	$380,000	1/27/2017	5/27/2017	$19,000
“Note 2”	$120,000	3/7/2017	7/7/2017	$6,000
“Note 3”	$300,000	11/21/2016	1/21/2017	$15,000
“Note 4”	$200,000	12/27/2016	4/27/2017	$10,000
“Note 5”	$100,000	4/4/2017	8/4/2017	$5,000

You hereby agree with the Company to amend each of the above listed notes as follows:

(a)	As of the Effective Date, the maturity date of Note 1 shall be 9/27/2017 (the “New Note 1 Maturity Date”) and the original interest amount of$19,000 shall be added to the principal amount of Note 1, and the new principal amount for Note 1 as of the Effective Date shall be $399,000. Further from the Effective Date, Note 1 shall have an interest rate of five percent (5%) to be paid by the Company in cash upon or prior to the New Note 1 Maturity Date.

(b)	As of the Effective Date, the maturity date of Note 2 shall be 11/7/2017 (the “New Note 2 Maturity Date”) and the original interest amount of $6,000 shall be added to the principal amount of Note 2, and the new principal amount for Note 2 as of the Effective Date shall be $126,000. Further from the Effective Date, Note 2 shall have an interest rate of five percent (5%) to be paid by the Company in cash upon or prior to the New Note 2 Maturity Date.

T H I S    I S    D A Y L I G H T    S A V I N G S

17207 N. Perimeter Drive | Ste. 210 Scottsdale, AZ | 85255 | Office: 480-585-4200 | www.nanoflexpower.com

(c)	As of the Effective Date, principal amount of Note 3 shall be $364,651.87, and the maturity date of Note 3 shall be 7/21/2017. The new principal amount of Note 3 as of the Effective Date, shall include the original interest amount on Note 3 of $15,000 accumulated for the period from 11/21/2016 to 1/21/2017, and additional interests amounts as follows: (i) $15,750 of interest accumulated for the period from 1/21/2017 to 3/21/2017 (ii) $16,537.50 of interest accumulated for the period from 3/21/2017 to 5/21/2017 and (iii) $17,364.87 of interest accumulated for the period from 5/21/2017 to 7/21/2017. Further on 7/21/2017, the maturity date of Note 3 shall be automatically extended to 9/21/2017 (the “New Note 3 Maturity Date”) and simultaneously a 5% interest payment of $18,232.60 shall be added to the principal amount of Note 3, and the principal amount of Note 3 as of 9/21/2017 shall be $382,884.46. Further from 9/21/2017, Note 3 shall accrue interest at a rate of five percent (5%) until repayment of Note 3 by the Company.

(d)	As of the Effective Date, the maturity date of Note 4 shall be 8/27/2017 (the “New Note 4 Maturity Date”) and the original interest amount of $10,000 shall be added to the principal amount of Note 4, and the new principal amount for Note 4 as of the Effective Date shall be $210,000. Further from the Effective Date, Note 4 shall have an interest rate of five percent (5%) to be paid by the Company in cash upon or prior to the New Note 4 Maturity Date.

(e)	As of the Effective Date, the maturity date of Note 5 shall be 12/04/2017 (the “New Note S Maturity Date”) and the original interest amount of $5,000 shall be added to the principal amount of Note 5, and the new principal amount for Note 5 as of the Effective Date shall be $105,000. Further from the Effective Date, Note 5 shall have an interest rate of five percent (5%) to be paid by the Company in cash upon or prior to the New Note 5 Maturity Date.

Further in consideration of you agreeing to extend the terms of the Notes, and in consideration of your entering into this Letter Agreement, the Company has agreed to issue to you a warrant to purchase 1,000,000 shares of the Company’s common stock (the “Warrant”), in the form attached hereto as Exhibit B.

By signing this Letter Agreement, you also represent, warrant and confirm the following:

(a)	You are an “accredited investor,” as such term is defined in Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “1933 Act”) and are experienced in investments and business matters, have made investments of a speculative nature and have purchased securities of United States publicly-owned companies in private placements in the past and, have such knowledge and experience in financial, tax and other business matters as to enable you to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the Warrant, which represents a speculative investment; and

T H I S    I S    D A Y L I G H T    S A V I N G S

17207 N. Perimeter Drive | Ste. 210 Scottsdale, AZ | 85255 | Office: 480-585-4200 | www.nanoflexpower.com

(b)	You understand that the Warrant and the common stock shares issuable upon exercise thereof, have not been registered under the 1933 Act nor under any state securities laws or regulations and may not be sold, offer to be sold, assigned, pledged, hypothecated or otherwise transferred unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available; and

(c)	You understand that the Warrant shall bear the following or substantially similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Except as expressly set forth in this Letter Agreement, all other provisions of the Notes shall remain in full force and effect.

This Letter Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Letter Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Letter Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof. This Letter Agreement and its enforcement shall be governed and construed in accordance with the laws of the State of New York.

Please indicate your agreement with all of the foregoing by signing in the appropriate place below and returning to the undersigned one copy of this Letter Agreement.

Very truly yours,

NANOFLEX POWER CORPORATION

/s/ Dean L. Ledger
Dean L. Ledger
Chief Executive Officer

ACKNOWLEDGED AND ACCEPTED BY:

Print Investor Name:

Ronald B. Foster

Investor Signature:

/s/ Ronald B. Foster

T H I S    I S    D A Y L I G H T    S A V I N G S

17207 N. Perimeter Drive | Ste. 210 Scottsdale, AZ | 85255 | Office: 480-585-4200 | www.nanoflexpower.com

EXHIBIT A

Copies of Notes

T H I S    I S    D A Y L I G H T    S A V I N G S

17207 N. Perimeter Drive | Ste. 210 Scottsdale, AZ | 85255 | Office: 480-585-4200 | www.nanoflexpower.com

EXHIBIT B

Form of Warrant

T H I S    I S    D A Y L I G H T    S A V I N G S

17207 N. Perimeter Drive | Ste. 210 Scottsdale, AZ | 85255 | Office: 480-585-4200 | www.nanoflexpower.com

EXHIBIT B

Promissory Notes

NON-CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: January 27, 2017	Principal Amount: $380,000

FOR VALUE RECEIVED, pursuant to this Non-Convertible Unsecured Promissory Note (this “Note”), NanoFlex Power Corporation, a Florida Corporation (the “Company) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the principal sum of three hundred and eighty thousand dollars ($380,000) (the “Principal Amount”) on the Maturity Date, as such term is defined below, in accordance with the terms hereof

1.	Term. The term of this Note shall expire on the four (4) month anniversary of the Issuance Date of this Note (the “Maturity Date”).

2.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

3.	Payment of Interest. In lieu of interest under this Note, upon the payment of this note, the Company shall pay the Lender $19,000 cash within three (3) days of the Maturity Date.

4.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

5.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

6.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

8.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

9.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L.Ledger, CEO

NON-CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: March 7, 2017	Principal Amount: $120,000

FOR VALUE RECEIVED, pursuant to this Non-Convertible Unsecured Promissory Note (this “Note”), NanoFlex Power Corporation, a Florida Corporation (the “Company) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the principal sum of one hundred and twenty thousand dollars ($120,000) (the “Principal Amount”) on the Maturity Date, as such term is defined below, in accordance with the terms hereof.

1.	Term. The term of this Note shall expire on the four (4) month anniversary of the Issuance Date of this Note (the “Maturity Date”).

2.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

3.	Payment of Interest. In lieu of interest under this Note, upon the payment of this note, the Company shall pay the Lender $6,000 cash within three (3) days of the Maturity Date.

4.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

5.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

6.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

8.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

9.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger, CEO

NON-CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: November 21, 2016	Principal Amount: $300,000

FOR VALUE RECEIVED, pursuant to this Non-Convertible Unsecured Promissory Note (this “Note”), NanoFlex Power Corporation, a Florida Corporation (the “Company) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the principal sum of three hundred thousand dollars ($300,000) (the “Principal Amount”) on the Maturity Date, as such term is defined below, in accordance with the terms hereof.

1.	Term. The term of this Note shall expire on the 60 day anniversary of the Issuance Date of this Note (the “Maturity Date”).

2.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

3.	Payment of Interest. In lieu of interest under this Note, upon the payment of this note, the Company shall pay the Lender $15,000 cash within three (3) days of the Maturity Date.

4.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

5.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

6.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

8.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

9.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger, CEO

NON-CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: December 27, 2016	Principal Amount: $200,000

FOR VALUE RECEIVED, pursuant to this Non-Convertible Unsecured Promissory Note (this “Note”), NanoFlex Power Corporation, a Florida Corporation (the “Company) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the principal sum of two hundred thousand dollars ($200,000) (the “Principal Amount”) on the Maturity Date, as such term is defined below, in accordance with the terms hereof.

1.	Term. The term of this Note shall expire on the four (4) month anniversary of the Issuance Date of this Note (the “Maturity Date”).

2.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

3.	Payment of Interest. In lieu of interest under this Note, upon the payment of this note, the Company shall pay the Lender $10,000 cash within three (3) days of the Maturity Date.

4.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

5.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

6.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

8.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

9.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger, CEO

NON-CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: April 4, 2017	Principal Amount: $100,000

FOR VALUE RECEIVED, pursuant to this Non-Convertible Unsecured Promissory Note (this “Note”), NanoFlex Power Corporation, a Florida Corporation (the “Company) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the principal sum of one hundred thousand dollars ($100,000) (the “Principal Amount”) on the Maturity Date, as such term is defined below, in accordance with the terms hereof.

1.	Term. The term of this Note shall expire on the four (4) month anniversary of the Issuance Date of this Note (the “Maturity Date”).

2.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

3.	Payment of Interest. In lieu of interest under this Note, upon the payment of this note, the Company shall pay the Lender $5,000 cash within three (3) days of the Maturity Date.

4.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

5.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

6.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

8.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

9.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger, CEO

NON-CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: August 10_, 2017	Principal Amount: $200,000

FOR VALUE RECEIVED, pursuant to this Non-Convertible Unsecured Promissory Note (this “Note”), NanoFlex Power Corporation, a Florida Corporation (the “Company”) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the principal sum of two hundred thousand dollars ($200,000) (the “Principal Amount”) on the Maturity Date, as such term is defined below, in accordance with the terms hereof.

1.	Term. The term of this Note shall expire on the thirty (30) day anniversary of the Issuance Date of this Note (the “Maturity Date”).

2.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

3.	Payment of Interest. In lieu of interest under this Note, upon the payment of this note, the Company shall pay the Lender $30,000 cash on or prior to the Maturity Date.

4.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

5.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

6.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

8.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

9.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger. CEO

B-6

EXHIBIT C

Form of Conversion Note

C-1

EXHIBIT D

Form of Warrant

D-1

FIRST AMENDMENT TO NOTE CONVERSION AGREEMENT

THIS AMENDMENT TO NOTE CONVERSION AGREEMENT (this “Amendment”) is made this 18th day of October, 2017 by and between NanoFlex Power Corporation., a corporation organized under the laws of the state of Florida (the “Company”), and Ronald B. Foster (the “Holder”). All capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in Note Conversion Agreement dated as of October 11, 2017 (the “Agreement”) between the parties. A copy of the executed Agreement is attached hereto as Exhibit A.

Agreement:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	Modification of Agreement.

1.1	Modification of Article 1. Article 1 of the Agreement, shall be modified to include “Section 1.4” after Section 1.3, and “Section 1.4” shall include the following language: “Additional Loans. The Holder has agreed to make additional loans to the Company in the amount of $500,000 on or before October 18, 2017 and an additional amount of $500,000 on or before November 2, 2017 (each an “Additional Loan Amount” and together the “Additional Loan Amounts”). Each Additional Loan Amount shall be automatically added to the total amount due under the Conversion Note on the actual date that each Additional Loan Amount is received by the Company.”

1.2	Modification of Exhibit C. Exhibit C of the Agreement shall be removed in its entirety and be replaced with the Conversion Note, in the form attached hereto as Exhibit B.

2.            Miscellaneous. Except as amended pursuant to this Amendment, the Agreement (including the Schedules and Exhibits thereto) remain in effect in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed as of the date first written above.

NanoFlex Power Corporation		Holder:

By:	/s/ Dean L. Ledger	/s/ Ronald B. Foster
	Dean L. Ledger, CEO	Ronald B. Foster